Exhibit 10.11

Name of Subscriber:
Telephone Number:

EXHIBIT A

FORM OF SUBSCRIPTION AGREEMENT

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING

SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN

SUBSCRIPTION AGREEMENT AND          LETTER OF INVESTMENT INTENT

OnPoint Medical Diagnostics, Inc.

221 First Avenue SW, Suite 300
Rochester, MN 55902

Gentlemen:

The undersigned hereby tenders this subscription and applies for the purchase of                      of the Common Shares (“the Securities”), of OnPoint Medical Diagnostics, a Minnesota C corporation (the “Company”), upon the terms and conditions set forth below.

A check payable to “OnPoint Medical Diagnostics, Inc.” in the amount of $                               for such purchase, at a price of $1.00 per Share, is delivered herewith.

The undersigned understands that the Company has the right to reject any subscription for the Securities for any reason and that the Company will promptly return the funds delivered herewith if this subscription is rejected. By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

1.               The undersigned acknowledges and represents as follows:

(a)                                  That the undersigned has received, carefully reviewed, and is familiar with the Company’s Business Plan, (the “Disclosure Document”);

(b)                                 That the undersigned is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of its investment in the Securities;

(c)                                  That the undersigned believes it, either alone or with the assistance of its professional advisor, has such knowledge and experience in financial and business matters that it is capable of reading and interpreting the Disclosure Document and evaluating the merits and risks of the prospective investment in the Securities and has the net worth to undertake such risks;

(d)                                 That the undersigned has obtained, to the extent it deems necessary, professional advice with respect to the risks inherent in the investment in the Securities, and the suitability of the investment in the Securities in light of its financial condition and investment needs;

(e)                                  That the undersigned believes that the investment in the Securities is suitable for it based upon its investment objectives and financial needs, and the undersigned has adequate means for providing for its current financial needs and contingencies and has no need for liquidity of investment with respect to the Securities;

(f)                                    That the undersigned has been given access to full and complete information regarding the Company and has utilized such access to its satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Disclosure Document, and that the undersigned has either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Securities and the proposed business and operations of the Company and to obtain any additional information, to the extent reasonably available;

(g)                                 That the undersigned recognizes that the Securities as an investment involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of its investment.

(h)                                 That the undersigned realizes that (1) the purchase of the Securities is a long-term investment, (2) the purchaser of the Securities must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933 and, therefore, cannot be sold unless they are subsequently registered under said Act or an exemption from such registration is available and (3) the transferability of the Securities is restricted and (A) requires the written consent of the Company, (B) requires conformity with the restrictions contained in paragraph 2 below, and (C) will be further restricted by a legend placed on the certificate(s) representing the Securities stating that the Securities have not been registered under the Securities Act of 1933 and referencing the restrictions on transferability of the Securities.

(i)                                     That the undersigned recognizes that any projections, assumptions or estimates included in or referred to in the Disclosure Document or otherwise delivered or communicated to the undersigned are not statements of fact and that no representation or warranties made, by the Company or any officer, director, shareholder, employee or agent thereof, with respect to the accuracy of such projections, assumptions or estimates or with respect to the future operations or the amount of any future income or loss of the Company.

(j)                                     That:

1)              The operating results, predictions, estimates and projections contained in the Company’s projections are for illustrative purposes only and are based upon certain assumptions and events over which the Company has only partial or no control;

2)              Variations in such assumptions, including sales, costs, selling expenses, general and administrative expenses, development expenses, regulatory matters, consumer acceptance and competitive developments could significantly affect the projections;

3)              To the extent that assumed events do not materialize, the outcome will vary substantially from that projected; and

4)              There are a number of other factors and risks, which could cause actual results to be substantially less than projected.

2.               The undersigned has been advised that the Securities are not being registered under the Securities Act of 1933 or the relevant state securities laws but are being offered and sold pursuant to exemptions from such laws and that the Company’s reliance upon such exemptions is predicated in part on the undersigned’s representations as contained herein. The undersigned represents and warrants that the Securities are being purchased for its own account and for investment and without the intention of reselling or redistributing the same, that it has made no agreement with others regarding any of such Securities and that its financial condition is such that it is not likely that it will be necessary to dispose of any of the Securities in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of Securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Securities and for which the Securities were pledged as security, would represent an intent inconsistent with the representations set forth above. The undersigned further represents and agrees that if, contrary to its foregoing intentions, it should later desire to dispose of or transfer any of the Securities in any manner, it shall not do so without first obtaining (1) the opinion of counsel to the Company that such proposed disposition or transfer lawfully may be made without the registration of such Securities pursuant to the Securities Act of 1933, as then amended, and applicable state securities laws, or (2) such registration (it being expressly understood that the Company shall not have any obligation to register the Securities for such purpose).

3.               The undersigned represents and warrants that it is a bona fide resident of, and is domiciled in, the State of                              and that the Securities are being purchased by it in its name solely for its own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

The undersigned agrees to furnish any additional information, which the Company deems necessary in order to verify the answers set forth below.

4.               The undersigned understands that the representations contained below are made for the purpose of qualifying it is an “accredited investor” as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act of 1933 and for the purpose of inducing a sale of securities to it. The undersigned hereby represents that the statement or statements initialled below are true and correct in all respects. The undersigned understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages.

(a)                                  Accredited individual investors must initial either or both of the following two statements:

☐                                    (1)               I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the most recent two years or joint income with my spouse of more than $300,000 in each of such years and I reasonably expect to have an individual income in excess of such amounts for the current year.

☐                                    (2)               I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of one million dollars. For purposes of this questionnaire, “individual net worth” means the excess of total assets at fair market value, including home and personal property, over total liabilities.

(b)                                 Accredited partnerships, corporations or other entities must initial one or more of the following statements:

☐                                    (1)               The undersigned hereby certifies that all of the beneficial equity owners of the undersigned qualify as accredited individual investors under items 1 or 2 above. (Investors attempting to qualify under this item must complete the Certificate of Signatory to this Subscription Agreement and Letter of Investment Intent and each equity owner must complete a separate copy of this Agreement and Letter),

☐                                    (2)               The undersigned is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

☐                                       (3)            The undersigned is an insurance company as defined in Section 2(13) of the Act.

☐                                       (4)            The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

5.                                       The undersigned, if other than an individual, makes the following additional representation:

(a)                                  This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

6.                                       Manner in Which Title is to be Held:

Please initial one:

☐ Individual	☐ Joint tenants with Right of Survivorship

☐ Community Property	☐ Tenants-in-Common

☐ Corporation	☐ Trust

☐ IRA	☐ Qualified Plans

☐ SEP/SIMPLE	☐ LLC

☐ Partnership	☐ Other

IN WITNESS WHEREOF, the undersigned has executed this Subscription:

Agreement this day of                                                 , 20              .

Signature	Signature

* * * * * * * *

PLEASE PRINT BELOW THE REGISTRATION

INFORMATION OF EACH SUBSCRIBER

SUBSCRIBER (INDIVIDUAL and JOINT)	ENTITY
(Please type or print name[s] exactly as it should appear on the Certificate)	(Please type or print name[s] exactly as it should appear on the Certificate)

Name(s) Typed or Printed	Name(s) Typed or Printed

Daytime Phone	Business Phone

Email Address	Email Address

Address to Which Correspondence Should be Directed:	Address to Which Correspondence Should be Directed:

Name	Entity Name

Social Security Number or Tax Identification Number	Tax Identification Number

Name

Social Security Number or Tax Identification Number

WHEN COMPLETED AND SIGNED, THIS SUBSCRIPTION AGREEMENT AND THE SUBSCRIBER’S CHECK (PAYABLE TO “ ONPOINT MEDICAL DIAGNOSTICS,  INC”) SHOULD BE DELIVERED TO THE COMPANY.